Exhibit 99.1

OneStream Announces Third Quarter 2025 Financial Results

BIRMINGHAM, Mich., OneStream, Inc. (Nasdaq: OS), the leading enterprise Finance management platform that modernizes the Office of the CFO by unifying core finance and operational functions -- including financial close, consolidation, reporting, planning and forecasting -- today announced financial results for its third quarter ended September 30, 2025.

Third Quarter 2025 Financial Highlights

•
Total Revenue: $154.3 million, an increase of 19% year-over-year.
•
Subscription Revenue: $140.9 million, an increase of 27% year-over-year.
•
GAAP Operating Loss and Operating Margin: GAAP operating loss was $17.5 million compared to $255.2 million for the third quarter of 2024, and GAAP operating margin was (11%) compared to (198%) for the third quarter of 2024. This included equity-based compensation expense of $25.2 million, compared to $260.0 million for the third quarter of 2024.
•
Non-GAAP Operating Income and Non-GAAP Operating Margin: Non-GAAP operating income was $9.3 million compared to non-GAAP operating income of $5.5 million for the third quarter of 2024, and non-GAAP operating margin was 6% compared to 4% for the third quarter of 2024.
•
GAAP Net Loss Per Share - Basic: GAAP basic net loss per share was ($0.05) compared to ($1.06) for the third quarter of 2024.
•
Non-GAAP Net Income Per Share: Non-GAAP net income per share was $0.08 for the third quarter of 2025 and 2024.
•
Net Cash Provided by Operating Activities: Net cash provided by operating activities was $5.0 million compared to $2.4 million for the third quarter of 2024.
•
Free Cash Flow: Free cash flow was $4.8 million compared to $1.3 million for the third quarter of 2024.

“The team delivered another strong quarter, exceeding expectations and underscoring our position as a leading AI-powered platform for the Office of the CFO,” said Tom Shea, CEO & President, OneStream. “Using high quality, contextualized data in our unified platform, SensibleAI provides precise insights and actions – because 80% accurate is 0% useful for finance. From improving forecast accuracy to shortening planning cycles, our customers are seeing demonstrable and differentiated ROI. Ultimately, we believe OneStream is the key that unlocks the potential of AI for finance.”

Recent Developments and Business Highlights

•
At OneStream’s Splash EMEA 2025 user conference in October, the company had a number of announcements, including:

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Modern Financial Close. OneStream introduced Modern Financial Close, which was designed to help automate every phase of the close process on one platform to reduce cycle times and strengthen auditability. Key new capabilities include Journal Entry Manager (JEM) for centralized journal entry management and lifecycle control, and Transaction Matching (TXM) to automate high-volume reconciliations and quickly resolve exceptions for a faster, more accurate close.
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AI-Powered ESG Planning & Reporting. OneStream announced the integration of AI capabilities within its ESG Planning & Reporting solution. Powered by SensibleAI Forecast and SensibleAI Agents, these capabilities are designed to enable finance teams to forecast consumptive activities, model Scope 1,2, and 3 emissions and align ESG initiatives with financial performance.
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Advancing Finance AI with New SensibleAI Studio Routines. OneStream unveiled further expansions to its SensibleAI Studio routine library – with the number of available routines having roughly doubled since launch – to better deliver trusted, contextualized insights within finance workflows. New capabilities include SensibleAI Benchmarking and Outlier Analysis to identify trends and anomalies, and cluster similar operations for accurate benchmarking.
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Industry and Customer Recognition. OneStream was recognized as the Exemplary leader in the 2025 Record to Report Buyers Guide by ISG Research, earning the highest overall scores in both customer and product experience across Financial Close, Consolidation and overall Record to Report. The company was also named a Customers’ Choice in the Gartner Peer Insights Voice of the Customer report for Financial Close and Consolidation, based on verified customer reviews with a 4.7 out of 5 overall rating and a 95% recommend score.
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Global Research on the Future of Finance Leadership. Building on last year’s Finance 2035 study, OneStream released two global studies examining how AI and diversity in finance leadership are shaping the future of finance. The Finance AI Findings – based on responses from 350+ CFOs – found that CFOs are leading enterprise AI strategy while facing mounting pressure from boards and investors to deliver ROI. Additionally, OneStream’s The Glass Chair study of over 1,000 finance leaders found that women CFOs outperform industry benchmarks and are leading the way in digital transformation.
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AI and Cloud Veteran Joins Board of Directors. OneStream appointed Dr. Baskar Sridharan, a technology innovator with past leadership roles at Amazon, Google and Microsoft, to its Board of Directors. With deep expertise in AI and cloud infrastructure, Dr. Sridharan will help guide OneStream’s strategy to scale its cloud operations and advance its Finance AI vision.

Financial Outlook

OneStream is providing the following guidance for the fourth quarter of 2025 and fiscal year 2025:

	Q4'25	FY25
Total Revenue	$156M - $158M	$594M - $596M
Non-GAAP Operating Margin	4% - 6%	2% - 3%
Non-GAAP Net Income per Share	$0.04 - $0.07	$0.15 - $0.19
Equity-Based Compensation	~$25M	$115M - $120M

OneStream has not provided a reconciliation of its forward outlook for non-GAAP operating margin and non-GAAP net income per share to their most directly comparable GAAP financial measures in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. OneStream is unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to equity-based compensation and employee stock transactions and the related tax effects.

Earnings Webcast Information

OneStream will host a conference call for analysts and investors to discuss its financial results for the third quarter 2025 and its outlook for the fourth quarter of 2025 and fiscal year 2025 today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time. A webcast replay will be available on the Investor Relations Section of OneStream’s website following the call.

Date:	Thursday, November 6, 2025
Time:	4:30 p.m. ET / 1:30 p.m. PT
Webcast:	https://investor.onestream.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release include, but are not limited to, statements regarding our business strategy and future growth, including statements regarding our Modern Financial Close capabilities, AI-Powered ESG Planning & Reporting solution, expansion of SensibleAI Studio, industry and customer recognition, global studies, strategy to scale our cloud operations, and Finance AI vision, and our guidance for total revenue, non-GAAP operating margin, non-GAAP net income per share and equity-based compensation for the fourth quarter of 2025 and fiscal year 2025. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. Some of these risks are described in greater detail in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which we expect to file with the Securities and Exchange Commission on or around the date of this press release. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements we may make. These factors may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

In addition to GAAP financial measures, this press release includes non-GAAP financial measures that we use to help us evaluate our business, identify trends affecting our business, formulate business plans and make strategic decisions. These non-GAAP financial measures include non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share and free cash flow, and their respective definitions are presented below.

There are limitations to the non-GAAP financial measures included in this press release, and they may not be comparable to similarly titled measures of other companies. The non-GAAP financial measures included in this press release should not be considered in isolation from or as a substitute for their most directly comparable GAAP financial measures. Our management believes that our non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core operating performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and when planning, forecasting and analyzing future periods.

For a reconciliation of the non-GAAP financial measures presented for historical periods to their most directly comparable GAAP financial measures, please see the tables captioned “Reconciliation of Non-GAAP Financial Measures” included at the end of this press release. We encourage you to review the reconciliation in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude similar items, may incur income and expenses similar to these excluded items and may include other expenses, costs and non-recurring items.

Non-GAAP Operating Income

We define non-GAAP operating income as loss from operations adjusted for non-cash, non-operational and non-recurring items, including equity-based compensation expense, employer taxes on employee stock transactions and amortization of acquired intangible assets.

Non-GAAP Operating Margin

We define non-GAAP operating margin as non-GAAP operating income as a percentage of total revenue.

Non-GAAP Net Income

We define non-GAAP net income as net loss adjusted for non-cash, non-operational and non-recurring items, including equity-based compensation expense, employer taxes on employee stock transactions and amortization of acquired intangible assets.

Non-GAAP Net Income Per Share

We define non-GAAP net income per share as basic net loss per share adjusted for non-cash, non-operational and non-recurring items, including equity-based compensation expense, employer taxes on employee stock transactions, amortization of acquired intangible assets and net loss attributable to non-controlling interests.

Free Cash Flow

We define free cash flow as net cash provided by operating activities less purchases of property and equipment.

About OneStream

OneStream is how today’s Finance teams can go beyond just reporting on the past and Take Finance Further by steering the business to the future. It’s the leading enterprise finance platform that unifies financial and operational data, embeds AI for better decisions and productivity, and empowers the CFO to become a critical driver of business strategy and execution.

We deliver a comprehensive cloud-based platform to modernize the Office of the CFO. Our Digital Finance Cloud unifies core financial and broader operational data and processes and embeds AI for better planning and forecasting, with an extensible architecture, so customers can adopt and develop new solutions, achieving greater value as their business needs evolve.

With over 1,700 customers, including 18% of the Fortune 500, a strong ecosystem of go-to-market, implementation, and development partners and over 1,600 employees, our vision is to be the operating system for modern finance. To learn more, visit onestream.com.

Investor Relations Contacts

INVESTOR CONTACT

Anne Leschin
VP, Investor Relations and Strategic Finance
OneStream
investors@onestreamsoftware.com

MEDIA CONTACT

Victoria Borges
VP, Corporate Communications
OneStream
media@onestreamsoftware.com

cONDENSED Consolidated Balance SheetS

(in thousands, except share amounts)

	As of
	September 30, 2025	December 31, 2024
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$653,851	$544,174
Accounts receivable, net	151,692	129,014
Unbilled accounts receivable	18,499	23,294
Deferred commissions	22,606	20,682
Prepaid expenses and other current assets	16,542	20,202
Total current assets	863,190	737,366
Unbilled accounts receivable, noncurrent	680	800
Deferred commissions, noncurrent	45,032	44,228
Operating lease right-of-use assets	15,817	16,705
Property and equipment, net	8,490	10,084
Intangible assets, net	2,851	2,567
Goodwill	12,548	9,280
Other noncurrent assets	839	2,191
Total assets	$949,447	$823,221
Liabilities and stockholders’ / members’ equity
Current liabilities:
Accounts payable	$32,381	$19,563
Accrued compensation	31,175	27,543
Accrued commissions	8,366	9,007
Deferred revenue, current	275,517	239,291
Operating lease liabilities, current	3,377	3,237
Other accrued expenses and current liabilities	13,892	13,534
Total current liabilities	364,708	312,175
Deferred revenue, noncurrent	7,204	4,515
Operating lease liabilities, noncurrent	14,320	15,357
Other noncurrent liabilities	347	216
Total liabilities	386,579	332,263
Stockholders’ / members’ equity:
Preferred stock, $0.0001 par value, 100,000,000 shares authorized, no shares issued and outstanding as of September 30, 2025 and December 31, 2024	—	—
Class A common stock, $0.0001 par value, 2,500,000,000 shares authorized, 89,918,545 and 51,456,091 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	9	5
Class B common stock, $0.0001 par value, 300,000,000 shares authorized, no shares issued and outstanding as of September 30, 2025 and December 31, 2024	—	—
Class C common stock, $0.0001 par value, 300,000,000 shares authorized, 55,780,105 and 63,929,619 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	5	6
Class D common stock, $0.0001 par value, 600,000,000 shares authorized, 97,763,174 and 122,196,307 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	9	12
Additional paid-in capital	853,956	718,084
Accumulated other comprehensive income (loss)	753	(599)
Accumulated deficit	(382,632)	(331,334)
Total stockholders’ equity attributable to OneStream, Inc. / members’ equity	472,100	386,174
Non-controlling interests	90,768	104,784
Total stockholders’ / members’ equity	562,868	490,958
Total liabilities and stockholders’ / members’ equity	$949,447	$823,221

cONDENSED Consolidated StatementS of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues:
Subscription	$140,930	$110,722	$399,660	$309,542
License	4,169	11,734	13,829	24,818
Professional services and other	9,204	6,684	24,713	22,572
Total revenue	154,303	129,140	438,202	356,932
Cost of revenues:
Subscription(2)	36,869	32,386	102,651	82,007
Professional services and other(2)	12,383	32,015	36,571	53,397
Total cost of revenue	49,252	64,401	139,222	135,404
Gross profit	105,051	64,739	298,980	221,528
Operating expenses:
Sales and marketing(2)	63,506	162,700	201,386	263,225
Research and development(2)	30,639	83,040	99,559	119,916
General and administrative(2)	28,364	74,170	87,606	110,509
Total operating expenses	122,509	319,910	388,551	493,650
Loss from operations	(17,458)	(255,171)	(89,571)	(272,122)
Interest income, net	6,748	5,022	19,099	8,319
Other (expense) income, net	(900)	772	2,437	2,263
Loss before income taxes	(11,610)	(249,377)	(68,035)	(261,540)
(Benefit) provision for income taxes	(119)	(32)	917	614
Net loss	$(11,491)	$(249,345)	$(68,952)	$(262,154)
Less: Net loss attributable to non-controlling interests	(2,641)	(77,402)	(17,654)	(77,402)
Net loss attributable to OneStream, Inc.	$(8,850)	$(171,943)	$(51,298)	$(184,752)
Net loss per share of Class A and Class D common stock–basic and diluted(1)	$(0.05)	$(1.06)	$(0.29)	$(1.06)
Weighted-average shares of Class A and Class D common stock outstanding–basic and diluted(1)	186,629	160,300	179,930	160,300

(1) Represents net loss per share of Class A common stock and Class D common stock and weighted-average shares of Class A common stock and Class D common stock outstanding for the applicable periods following OneStream Inc.’s IPO and related reorganization transactions.

(2) Includes equity-based compensation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of subscription	$534	$4,981	$1,874	$4,981
Cost of professional services and other	1,344	21,886	4,571	21,886
Sales and marketing	9,377	114,713	35,019	115,987
Research and development	6,134	62,251	25,481	63,505
General and administrative	7,830	56,152	27,617	57,456
Total equity-based compensation	$25,219	$259,983	$94,562	$263,815

cONDENSED Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating activities:
Net loss	$(11,491)	$(249,345)	$(68,952)	$(262,154)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,105	1,041	3,247	2,586
Noncash operating lease expense	426	909	1,981	2,303
Amortization of deferred commissions	6,106	5,714	17,749	15,206
Equity-based compensation	25,219	259,983	94,562	263,815
Other noncash operating activities, net	1,362	(925)	1,361	(1,402)
Changes in operating assets and liabilities:
Accounts receivable, net	(39,340)	(13,990)	(19,227)	967
Deferred commissions	(7,357)	(6,916)	(20,477)	(18,610)
Prepaid expenses and other assets	913	(4,032)	2,994	(1,395)
Accounts payable	10,180	1,587	13,137	15,720
Deferred revenue	20,217	13,107	38,915	27,349
Accrued and other liabilities	(2,373)	(4,773)	5,615	(8,371)
Net cash provided by operating activities	4,967	2,360	70,905	36,014
Investing activities:
Purchases of property and equipment	(178)	(1,077)	(924)	(2,177)
Acquisition of business, net of cash acquired	—	—	(3,700)	(7,594)
Net cash used in investing activities	(178)	(1,077)	(4,624)	(9,771)
Financing activities:
Payments of deferred offering costs	—	(3,898)	(1,763)	(4,943)
Tax withholdings for redemption of LLC Units	(5,824)	—	—	—
Payments for taxes related to net share settlement of equity awards	(2,150)	—	(2,150)	—
Proceeds from option exercises	5,289	3,941	47,081	3,941
Proceeds from initial public offering, net of underwriting discounts and commissions	—	409,598	—	409,598
Repurchase of LLC Units	—	(56,663)	—	(56,663)
Net cash (used in) provided by financing activities	(2,685)	352,978	43,168	351,933
Effect of exchange rate changes on cash and cash equivalents	(335)	682	228	195
Net increase in cash and cash equivalents	1,769	354,943	109,677	378,371
Cash and cash equivalents - Beginning of period	652,082	140,515	544,174	117,087
Cash and cash equivalents - End of period	$653,851	$495,458	$653,851	$495,458

Reconciliation of non-GAAP FINANCIAL MEASURES

(Unaudited)

Non-GAAP Operating Income

	Three Months Ended September 30,
	2025	2024
	(in thousands)
Loss from operations	$(17,458)	$(255,171)
Equity-based compensation expense	25,219	259,983
Employer taxes on employee stock transactions	1,176	393
Amortization of acquired intangible assets	336	275
Non-GAAP operating income	$9,273	$5,480

Non-GAAP Operating Margin

	Three Months Ended September 30,
	2025	2024
Operating margin	(11)%	(198)%
Equity-based compensation expense	16%	201%
Employer taxes on employee stock transactions	1%	—
Amortization of acquired intangible assets	—	—
Non-GAAP operating margin(1)	6%	4%

(1) Non-GAAP operating margin may not foot due to rounding.

Non-GAAP Net Income

	Three Months Ended September 30,
	2025	2024
	(in thousands)
Net loss	$(11,491)	$(249,345)
Equity-based compensation expense	25,219	259,983
Employer taxes on employee stock transactions	1,176	393
Amortization of acquired intangible assets	336	275
Non-GAAP net income	$15,240	$11,306

Reconciliation of non-GAAP FINANCIAL MEASURES

(Unaudited)

Non-GAAP Net Income Per Share

	Three Months Ended September 30, 2025	July 24, 2024 through September 30, 2024
Net loss per share–basic	$(0.05)	$(1.06)
Equity-based compensation expense	0.14	1.62
Employer taxes on employee stock transactions	0.01	—
Amortization of acquired intangible assets	—	—
Net loss attributable to non-controlling interests	(0.01)	(0.48)
Non-GAAP net income per share(1)	$0.08	$0.08

(1) Non-GAAP net income per share may not foot due to rounding.

Free Cash Flow

	Three Months Ended September 30,
	2025	2024
	(in thousands)
Net cash provided by operating activities	$4,967	$2,360
Purchases of property and equipment	(178)	(1,077)
Free cash flow	4,789	1,283
Net cash used in investing activities	$(178)	$(1,077)
Net cash (used in) provided by financing activities	$(2,685)	$352,978